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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2001
                                                          ---------------



                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                     1-9524                      33-0204126
----------------------------  ------------------------       -------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)




         110 WEST A STREET, SUITE 900, SAN DIEGO, CALIFORNIA 92101-3711
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         On August 30, 2001, Burnham Pacific Properties, Inc. (the "Company") announced that it has signed an agreement for the sale of eighteen properties to Pacific Retail, L.P. for an aggregate of $158,470,000 in cash. A copy of the press release announcing this transaction is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of Businesses Acquired.

               Not applicable.

    (b)  Pro Forma Financial Information.

               Not applicable.

    (c)  Exhibits.

            99.1 Press Release announcing the Company's agreement with Pacific Retail, L.P., dated August 30, 2001.


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                                   SIGNATURES

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                           BURNHAM PACIFIC PROPERTIES, INC.


Dated: August 30, 2001                     By:  /s/ Scott C. Verges
                                                -------------------
                                           Name:  Scott C. Verges
                                           Title: Chief Executive Officer


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